Exhibit 99.1

Exhibit 99.1 Klinikum rechts der Isar A phase Ib study investigating the safety, tolerability, Technische Universität München pharmacokinetics, and pharmacodynamics of the hepcidin antagonist PRS-080#022-DP in anemic chronic kidney disease patients undergoing hemodialysis Lutz Renders, MD1, Ming Wen, MD1, Frank Dellanna, MD2, Heinrichs, Sven, MD2, Klemens Budde, MD3, Christian Rosenberger, MD3, Pieris Pharmaceuticals, Inc. Christiane Erley, MD4, Birgit Bader, MD4; Claudia Sommerer, MD5, Schaier, Matthias, MD5, Werner Feuerer, MD6, Edgar Fenzl, MD7, Rachel van Lise-Meitner-Straße 30 l 85354 Freising l GERMANY www.pieris.com Swelm, PhD8, Dorine Swinkels, MD PhD8, Klaus Kutz, MD9, Louis Matis, MD10, Ulrich Moebius, PhD11 1Klinikum Rechts der Isar, Department Nephrology, Munich, Germany; 2DaVita Düsseldorf, Germany; 3Charité Berlin, Germany; 4St. Joseph Krankenhaus, Berlin, Germany; 5University Hospital Heidelberg, Germany; 6Nuvisan Pharma Services, Neu-Ulm, Germany; 7FGK Clinical Research, Munich, Germany; 8Radboud University Medical Center, Njimegen, The Netherlands; 9AccelPharm, Basel, Switzerland; 10Pieris Pharmaceuticals, Inc., Boston, Massachusetts; 11Pieris Pharmaceuticals, Inc., Freising, Germany Introduction The hepatic hormone hepcidin was identified as an important regulator of iron metabolism in chronic diseases and offers a new target to treat anemia of chronic disease (Figure 1). Elevated levels of hepcidin contribute to functional iron deficiency and anemia by restricting iron to the reticulo-endothelial system and thereby reducing its availability for erythropoiesis. Thus, antagonizing hepcidin has the potential to improve iron availability and erythropoiesis, while avoiding overload with exogenous iron and reducing the administered levels of ESAs (1). PRS-080#022-DP is an Anticalin® drug candidate derived from the naturally occurring human neutrophil gelatinase-associated lipocalin. The 20kD protein is linked to a 30kD linear poly-ethylene-glycol that specifically binds to human hepcidin 25, thereby inhibiting its activity. Here we report first data on safety, pharmacokinetics (PK) and pharmacodynamic (PD) of single doses of PRS-080#022-DP in anemic patients with chronic kidney disease (CKD) requiring hemodialysis. Figure 1: Iron metabolism regulated by hepcidin/ferroportin Methods and Study design In this multi-center, placebo-controlled, double-blind Phase Ib study, 24 anemic stage 5 CKD patients were treated with single ascending doses of PRS-080#022-DP in 3 cohorts at 2, 4, and 8 mg/kg body weight. Male (17) and post-menopausal female patients (7) of 55 ±14 years and 77 ±14 kg body weight, on hemodialysis for at least 90 days, on stable ESA dose, with Hb value of 9-12g/dL, ferritin 300 ng/mL, TSAT 40% and hepcidin of 5-75 nmol/L were included. Iron treatment was not allowed from 7 days before until 7 days after study treatment. 6 patients per cohort received PRS- 080#022-DP and 2 patients received placebo. Placebo or active treatments were administered by i.v. infusion over 1 h. Figure 2: Study outline [Graphic] Results Safety PRS-080#022-DP was safe and well tolerated. In total, 22 treatment-emergent adverse events (TEAEs) occurred in 12 patients (placebo and drug-treated patients). One serious adverse event (dry gangrene) occurred after dosing with 2 mg/kg but was judged not related to PRS-080#022-DP. PRS-080#022-DP related adverse events (AEs) occurred in 2 patients and included “exercise tolerance decreased” Table 1: Overview of adverse events reported during the study Treatment PLACEBO PRS-080#022-DP TOTAL 2 mg/kg 4 mg/kg 8 mg/kg N# N % N# N % N# N % N# N % N# N % AEs 4 3 50.0 8 5 83.3 10 4 66.7 1 1 16.7 23 13 54.2 Pre-TEAEs 1 1 16.7 — —— — —— — —— 1 1 4.2 TEAEs(1) 3 2 33.3 8 5 83.3 10 4 66.7 1 1 16.7 22 12 50.0 TEAEs related — —— 1 1 16.7 2 1 16.7 — —— 3 2 8.3 to study drug (1)One of these is a serious not drug related adverse event. AEs = adverse events, N# = number of adverse events, N = number of patients with adverse event, % = Percent of patients with adverse event, TEAEs = treatment-emergent adverse events. (1 patient in 2 mg/kg dose group) and “abdominal discomfort” and “headache” (1 patient 4 mg/kg dose group). The most frequently reported TEAEs were administration site conditions (edema and swelling) with 4 events, gastrointestinal disorders (abdominal discomfort, anal fissure, nausea, and vomiting) and vascular disorders (dry gangrene, hypertension and hypotension) with 4 events each. Most of the TEAEs were only reported once, except nausea (1 event in 4 and 8 mg/kg dose group) and cough (1 event in 2 and 4 mg/kg dose group). No dose-dependent increase of AEs was observed. Notably, vital signs, temperature and ECG were unchanged following administration. Conclusion The very good safety profile and the activity of PRS-080#022-DP on iron metabolism observed in anemic dialysis dependent end-stage CKD patients warrant further investigation of PRS-080#022-DP in a multiple dosing regimen to explore potential amelioration of anemia in stage 5 CKD patients. Topic Nephrology Reference 1 A Phase I Study Investigating the Safety, Tolerability, Pharmacokinetics and Pharmacodynamic Activity of the Hepcidin Antagonist PRS-080#022. Results from a Following Single Administration to Healthy Subjects; ASH 57 annual meeting & exposition, Dec. 5-8, 2015. er of Pieris Pharmaceuticals, Inc., all other authors have financial relationships with Pieris nt for study participation. Results PK of FREE and TOTAL PRS-080#22-DP Maximum concentration (Cmax) and areas under the time curve (AUC) of FREE and TOTAL (free and bound to hepcidin) PRS-080#22-DP show a dose proportional increase. Figure 3: Mean serum concentration of FREE and TOTAL PRS-080#022-DP over time after single administration of different PRS-080#022-DP doses—semi-logarithmic scale The plasma concentration profile of PRS-080#022-DP can be described by applying a two-exponential model with a fast first distribution phase and a much longer and slower second disposition phase. Cmax of FREE and TOTAL PRS-080#022 were generally reached within 1 h after start of the infusion and declined dose-dependently Table 2: Mean pharmacokinetic parameters of FREE and TOTAL PRS-080#22-DP PRS-080#022-DP 2 mg/kg 4 mg/kg 8 mg/kg FREE TOTAL FREE TOTAL FREE TOTAL N 6 6 6 6 6 6 Cmax [µg/mL] 30 45 174(#) 112 164 255 tmax [h] 1 1 1 5 1 1 AUC(0-672h) [µg/mL*h] 504 7373 2038 17095 5020 37068 Cmax/D [µg/mL/mg] 14.86 22.33 43.53 27.88 20.50 31.88 AUC(0-672 h)/D [µg/mL*h/mg] 251.97 3686.66 509.59 4273.81 627.46 4633.52 t1/2 [h] 6.14 9.92 12.49 18.31 16.45 13.93 t1/2 [h] 284 200 247 196 231 263 (#)High variability of the data in the 4 mg/kg dose group. AUC = area under the curve, Cmax= maximum concentration, D = dose, t1/2= half-life time, tmax= time of maximum concentration. with a first disposition phase and dose-independently in the final disposition phase (see half-life in Table 2). Iron mobilization by PRS-080#22-DP PRS-080#022-DP dose-dependently mobilized serum iron with increases in both serum iron concentration and TSAT following treatment (Figure 4). The serum Cmax of iron and iron and TSAT was reached 19h after infusion at all 3 doses. Figure 4: Iron mobilization after single dose PRS-080#022 (means, absolute change from Baseline): serum iron (left panel), and TSAT (right panel). The duration of elevated serum iron concentration and TSAT increased dose-proportionally as well. Table 3: Mean AUC values of serum iron profiles at different time intervals after i.v. administration of different doses of PRS-080#022-DP or PLACEBO Mean AUC [µg/dL*h] of time interval Dose group 0-672 h 0-44 h 0-70 h 0-116 h 0-168 h 2 mg/kg 2892.9 2397.6 2531.9 2669.9 2682.9 4 mg/kg -6425.0 3757.7 4847.5 4805.3 4047.0 8 mg/kg -9497.3 5790.6 8693.9 10154.4 7792.8 PLACEBO -11299.1 -604.8 -884.3 -1723.8 -3067.1 AUC = area under the curve After infusion of 2, 4, and 8 mg/kg PRS-080#022-DP, the mean serum iron concentration reached its baseline value after 2, 3 and between 4 and 5 days after the end of the infusion, respectively. AUCs of serum iron at different time points are shown Table 3. Additionally, preliminary data of the study show that administration of PRS-080#022-DP resulted in a decrease of free hepcidin shortly after i.v. infusion (data not shown). Serum ferritin levels were largely unaffected by treatment at all three doses. No dose dependency was observed. These findings provide evidence that the serum iron mobilization is independent of the initial serum ferritin and initial TSAT values.